Exhibit 99.1
 Tronox Limited Lender Meeting / Conference Call  September 7, 2017 ddsdfsdfsd

 Disclaimer  1  Additional Information and Where to Find It This communication shall not constitute an offer to sell or the solicitation of an offer to buy any securities, or a solicitation of any vote or approval. In connection with the Transaction Agreement (the “Cristal Transaction Agreement”), by and between Tronox, The National Titanium Dioxide Company (“Cristal”) and Cristal Inorganic Chemicals Netherlands Coöperatief W.A. (the “Cristal Transaction”), the Company has filed, and intends to file, relevant materials with the U.S. Securities and Exchange Commission (“SEC”). The Company filed a definitive proxy statement regarding the Cristal acquisition with the SEC on August 31, 2017. Investors and Security holders are urged to read the proxy statement (including all amendments and supplements thereto) and all other relevant documents regarding the proposed Cristal Transaction filed with the SEC or sent to shareholders as they become available as they will contain important information about the Cristal Transaction. You may obtain a free copy of the proxy statement and other relevant documents filed by the Company with the SEC at the SEC’s website at www.sec.gov. Copies of documents filed by the Company with the SEC will be available free of charge on the Company’s website at www.tronox.com or by contacting the Company’s Investor Relations at +1.203.705.3722. Certain Information Regarding Participants The Company, Cristal and their respective directors and executive officers may be deemed to be participants in the solicitation of proxies in respect of the Cristal Transaction. You can find information about the Company’s directors and executive officers in the Company’s definitive annual proxy statement filed with the SEC on March 16, 2017. Additional information regarding the interests of such potential participants is included in the definitive proxy statement regarding the Cristal Transaction filed with the SEC on August 31, 2017, and will be included in other relevant documents filed with the SEC.Forward Looking StatementsStatements in this release that are not historical are forward-looking statements within the meaning of the U.S. Private Securities Litigation Reform Act of 1995. These forward-looking statements, which are subject to known and unknown risks, uncertainties and assumptions about us, may include projections of our future financial performance based on our growth strategies and anticipated trends in our business. These statements are only predictions based on our current expectations and projections about future events. There are important factors that could cause our actual results, level of activity, performance or achievements to differ materially from the results, level of activity, performance or achievements expressed or implied by the forward-looking statements. These and other risk factors are discussed in the company's filings with the SEC, including those under the heading entitled “Risk Factors" in our Annual Report on Form 10-K for the year ended December 31, 2016 and our Quarterly Report on Form 10-Q for the period ended June 30, 2017.Significant risks and uncertainties may relate to, but are not limited to, the risk that the Transaction does not close due to failure of a closing condition or termination of the Purchase Agreement in accordance with its terms, causing the Company to seek alternative financing for the Cristal Transaction; the risk that the Cristal Transaction will not close, including by failure to obtain shareholder approval, failure to obtain any necessary financing or the failure to satisfy other closing conditions under the Cristal Transaction Agreement or by the termination of the Cristal Transaction Agreement; failure to plan and manage the Cristal Transaction effectively and efficiently; the risk that a regulatory approval that may be required for the Cristal Transaction is delayed, is not obtained or is obtained subject to conditions that are not anticipated; the risk that expected synergies will not be realized or will not be realized within the expected time period; unanticipated increases in financing and other costs, including a rise in interest rates; reduced access to unrestricted cash; compliance with our bank facility covenants; the price of our shares; general market conditions; our customers potentially reducing their demand for our products; more competitive pricing from our competitors or increased supply from our competitors; operating efficiencies and other benefits expected from the Cristal Transaction.

 2  Transaction Overview  Bank of America Merrill Lynch  Company Overview  Peter Johnston (Chief Executive Officer)  Key Credit Highlights  Peter Johnston  Financial Performance Update  Timothy Carlson (Chief Financial Officer)  Timothy Carlson  Peter Johnston  Joined Tronox in 2012Formerly Global Head of Glencore Corp.’s Nickel Assets and CEO of Minara Resources Ltd.   Joined Tronox in 2016Previously CFO of Private Equity-Owned business and CFO and Treasurer of ATMI, Inc   Syndication Overview  Bank of America Merrill Lynch  3  5  17  25  30  Industry Overview  Peter Johnston  13  Agenda  45-63-136  42-109-186  103-146-171  134-184-0  112-48-160

 Transaction Overview

 4  Transaction Summary  45-63-136  42-109-186  103-146-171  134-184-0  112-48-160  Tronox Limited (“Tronox” or the “Company”) is a global leader in the production and marketing of titanium bearing mineral sands and TiO2 pigmentOn February 21, 2017, Tronox announced the planned acquisition of the TiO2 business of Cristal for $1,673 million cash and 37.58 million Class A ordinary shares representing approximately 24% of pro forma Tronox (the “Cristal Acquisition”)On September 1, 2017 Tronox completed the sale of its Alkali business to Genesis Energy LP for $1,325 millionTronox is seeking to upsize its ABL to $550 million, issue a new $2,150 million Term Loan B, issue new $450 million Sr. Unsecured Notes, and redeem its 2020 Sr. Unsecured Notes (collectively, the “Refinancing”)Pro Forma for the Refinancing and the Cristal Acquisition, Tronox’s Secured Net Leverage and Total Net Leverage will be 2.9x and 4.3x, respectively, based on pro forma 6/30/17 unaudited Adjusted EBITDA of $731 million(1)The Refinancing serves to support Tronox’s acquisition of Cristal’s TiO2 business, increase Tronox’s overall liquidity and extend its debt maturity profile   Sum of 1H 2017 Run-rate Adj. EBITDA for Tronox Limited less Alkali, 1H 2017 Run-rate Adj. EBITDA for Cristal, and Year 1 synergies of $100mm

 Company Overview

 6  Tronox Overview   45-63-136  42-109-186  103-146-171  134-184-0  112-48-160  Global leader in the production and marketing of titanium bearing mineral sands and titanium dioxide (“TiO2”) pigment465 kMT nameplate production capacityOne of the largest global producers and marketers of TiO2 manufactured via chloride technology, which is used in many of the largest end-market applicationsWorld’s largest fully vertically integrated titanium mining-to-titanium dioxide value chain with 3 mineral sands mines and 3 pigment production facilitiesWorld’s only mining-mineral processing chain with production of both titanium slag and synthetic rutileGlobal operations in North America, Europe, South Africa and Australia, serving customers around the worldSubstantial tax attributes to reduce future tax burden Operating at over 90% capacity utilization due to strong industry demandLTM (as of 6/30/2017) Revenue of $1,490 million and EBITDA of $279 millionHeadquarters: Stamford, CT  Company Highlights  Sales by Geography (2016)  Source: Tronox 2016 Annual ReportNote: Figures represent Tronox Ltd. excluding Alkali business  ~65%  ~15%  ~20%  Key Facts  Facilities  3 TiO2 facilities, 3 mines, 2 slag plants, 1 SR kiln  Countries   Plants in 4 countries  TiO2 Nameplate Capacity  465 kMT  Feedstock and Co-Products Nameplate Capacity  91 kMT rutile and leucoxene, 220 kMT synthetic rutile, and 410 kMT titanium slag, 220 kMT zircon and 221 kMT pig iron  Employees  ~3,200

 7  TiO2 Value Chain  45-63-136  42-109-186  103-146-171  134-184-0  112-48-160      Titanium-Bearing Mineral Sands    Zircon    Ilmenite    Synthetic Rutile    TitaniumSlag    Pig Iron    Natural Rutile    Leucoxene      Feedstock   TiO2 Pigments   Markets

 8  Cristal Overview   45-63-136  42-109-186  103-146-171  World’s 2nd largest TiO2 pigment producer 858 kMT of nameplate production capacity84% manufactured via chloride technologyHigh-quality, well-invested assets, with highly automated manufacturing processesHighly integrated into mining, chlorine, air separation, energy facilities and a 500 kMT slag production complex under commissioningSignificant co-product and downstream businessLargest producer of merchant high quality TiCl4Global leader in specialty, catalyst grade TiO2Mining and mineral separation facilities in Australia with 258 MT of reserves2011-2016 average EBITDA of $385 million  134-184-0  112-48-160  Company Highlights  Sales by Geography (2016)  Key Facts  Facilities  8 TiO2 facilities, 6 mines & MSPs(1) and 1 slagger(2)  Countries   Plants in 7 countries  TiO2 Nameplate Capacity  858 kMT  Feedstock and Co-Products Nameplate Capacity  500 kMT ilmenite, 70 ktpa rutile,100 ktpa zircon, 500 kMT slag(2)  Employees  ~4,100  Mineral Separation PlantsCurrently in commissioning phase, Tronox negotiating an option to acquire Cristal’s Jazan slagger

Cristal Acquisition – Compelling Strategic Rationale

Substantial Accretion and Rapid Deleveraging Upon Closing

- EPS accretion of more than 100% expected in year 1
- Projected pro forma EPS, EBITDA and FCF growth rates over 2018-2021 improve by ~70%, ~30% and ~60%, respectively, versus Tronox standalone
- Pre-tax run-rate synergies of more than $100 million by year 1 and more than $200 million by year 3 expected
- Pro Forma for the Refinancing and the Cristal Acquisition, Tronox's Secured Net Leverage and Total Net Leverage will be 2.9x and 4.3x, respectively, based on pro forma 6/30/17 unaudited Adjusted EBITDA of $731 million(1)

Creates World's Largest and Most Highly Integrated Producer of TiO_2

- TiO_2 pigment production of 1.3MT PY with 11 production plants in 8 countries
- Most highly integrated feedstock production of 1.5MT PY with 6 ilmenite mines, 2 slag plants (negotiating an option to acquire a third) and 1 synthetic rutile plant
- Approximately 85% vertically integrated on net TiO_2 basis
- Allows full utilization of mining and feedstock assets to minimize cost per ton and increase margins
- Higher mineral sands asset returns from reduced exposure to volatility in high-grade feedstock merchant market with 100% of high-grade feedstock consumed internally

TRONOX

(1) Sum of 1H 2017 Run-rate Adj. EBITDA for Tronox Limited less Alkali, 1H 2017 Run-rate Adj. EBITDA for Cristal, and Year 1 synergies of $100mm

9

New Tronox – Global Footprint



Ashtabula 1 & 2
USA
Capacity: 245 kMT
Stamford
USA
Corporate Offices
Hamilton
USA
Capacity: 225 kMT
Paraiba
Brazil
Salvador, Bahia
Brazil
Capacity: 60 kMT
Stallingborough
UK
Capacity: 165 kMT
Botlek
the Netherlands
Capacity: 90 kMT
Thann
France
Capacity: 32 kMT
Fuzhou
China
Capacity: 46 kMT
Yanbu
KSA
Capacity: 200 kMT
Jazan(1)
KSA
Namakwa Sands
South Africa
KZN Sands
South Africa
Snapper
Australia
Ginkgo
Australia
Bunbury
Australia
Capacity: 110 kMT
Cooljarloo
Australia
Chandala(2)
Australia
Kwinana
Australia
Capacity: 150 kMT
Wonnerup
Australia
Tronox
Tronox Corporate
Pigment
Mineral Sands
Cristal
Pigment
Mineral Sands

TRONOX

(1) *Tronox negotiating an option to acquire Cristal's Jazan slagger*
(2) *Represents a mineral processing plant and not a mine*

10

Highly Synergistic Combination

Components of Synergies (1)


($ millions)
Logistics
Feedstock
Operations
Supply Chain
SG&A
$5
~$100
~$160
~$200
~$230
Q4 '17E
2018E
2019E
2020E
2021E

One-time Costs to Achieve (1)


($ millions)
~$30
~$60
~$20
~$25
~$2
Q4 17E
2018E
2019E
2020E
2021E
Capex
P&L

Sources of Synergies

- Full utilization of mineral sands assets
- Optimizing value in use of our feedstock
- Sharing of best practices across complementary technologies, production facilities and production geographies
- Significant supplier overlap
- Enhanced global footprint reduces average distance to customers
- Consolidation of third party spend, overlapping functions, elimination of redundant corporate costs

Pre-tax run-rate synergies of more than $100 million by year 1 and more than $200 million by year 3 expected

TRONOX

(1) *Estimates at deal announcement*

11

 12  Update on Purchase of Cristal  45-63-136  42-109-186  103-146-171  134-184-0  112-48-160    11/23/2016: Tronox and Cristal agree to non-binding deal construct, due diligence commences  2/21/2017: Tronox announces definitive agreement to acquire Cristal TiO2 business              8/2/2017: Tronox signs definitive agreement to sell Alkali Chemicals business      10/2/2017: Proxy Vote    Path to Completion  8/30/2017: Tronox provided transaction update to Ratings Agencies, commenced debt refinancing  9/22/2017: Expected closing of debt refinancing   Q1 2018: Expected Cristal transaction close  9/1/2017: Close of sale of Alkali to Genesis Energy  Cristal shareholders to receive a mix of $1,673 million in cash plus 37.58 million Class A ordinary shares representing approximately 24% ownership in the pro-forma TronoxCash portion of purchase consideration to be funded through proceeds from Alkali sale, proceeds from the Refinancing transaction and cash on handKey items prior to closing:Regulatory ClearanceAustralia, Turkey, New Zealand and Colombia have cleared regulatory approvalUS, EU, Saudi Arabia, China and South Korea in processShareholder meeting on October 2nd to approve share issuance to Cristal

 Favorable Industry Outlook

 14  Early Stage of Strong TiO2 Recovery  45-63-136  42-109-186  103-146-171  134-184-0  112-48-160  $12+ billion global market serving paints and coatings, plastics, paper and a variety of other industriesDerived from titanium bearing ores, TiO2 is the most widely used pigment in the world, comprising ~70% of global pigment volumeNo effective mineral substitute for TiO2Recent industry consolidation coupled with spin-offs and IPOs resulting in independent TiO2 producersThe combination of Tronox and Cristal creates the world’s largest and most fully integrated TiO2 producer Chinese producers facing some environmental, energy conservation and feedstock issuesOver the last decade, TiO2 demand grew substantially in emerging economies, notably Asia, with APAC region becoming the largest global TiO2 marketLimited new capacity additions in the near-term  Source: TZMI, Tronox estimatesNote: Figures as of 2016  TiO2 Demand by End Market  TiO2 Nameplate Production Capacity  TiO2 Demand by Geography  24%  33%  17%  26%  40%  8%  8%  10%  16%  18%  25%  14%  57%  4%

 15  Sustained Improvement in Industry Operating Rates  45-63-136  42-109-186  103-146-171  134-184-0  112-48-160  Indexed Global TiO2 Demand and Capacity Utilization  After peaking in 2011, the TiO2 industry suffered from low capacity utilization as a result of de-stocking by end-users and new capacity induced during the peak in 2010-2011Western producers currently operating at near full capacityStrong global growth, capacity rationalization, limited new capacity and current environmental pressures in China have resulted in steadily improving capacity utilizationThe improved capacity utilization resulted in TiO2 prices bottoming out in Q1 of 2016Tight supply and demand conditions expected to continue supported by continued demand growth and limited new capacity coming onlineTiO2 prices currently well below the last cycle peak  Source: TZMI

 16  Chinese Producers Market Dynamics  45-63-136  42-109-186  103-146-171  134-184-0  112-48-160  Increasing feedstock cost Higher energy pricesWage growthIncreasing environmental costs  Inflationary Pressures  Stringent environmental regulatory permitsGovernmental control to limit inefficient capacity coming onlineHigher cost and reduced access to capital leading to weaker re-investment economics  Overcapacity and government imposed (environmental) controls now resulting in consolidationExpansion of larger producers and closure of smaller producers Latest example is merger between Lomon and Billions  Limited New Capacity  Industry Rationalization  Company  Nameplate Capacity (MT PY)  Lomon Billions  0.6  Shandong Doguide  0.2  CNNC  0.2  Bluestar  0.2  Jiangsu GPRO  0.1  Shandong Dawn  0.1  Ningbo Xinfu  0.1  Other   ~1.4  Total  ~2.9  % of Total Capacity  ~39%  Source: TZMI, Tronox estimates

 Key Credit Highlights

 18  Key Credit Highlights  Combination Creates Largest Global TiO2 Producer with Diverse Geographic Mix   1  Opportune Time to Capitalize on TiO2 Market Recovery  2  Superior Competitive Position as Most Vertically Integrated TiO2 Producer  3  Strong and Focused Management Team with Significant Industry Experience  6  45-63-136  42-109-186  103-146-171  134-184-0  112-48-160  Low Cost and Efficient Production Driving Superior Free Cash Flow Growth  4  Long-Standing Blue Chip TiO2 Customer Relationships  5

 19  Combination Creates Largest Global TiO2 Producer with Diverse Geographic Mix   1  Combination creates the world’s largest TiO2 platform with approximately 18% of industry capacity in 2016World’s largest producer and supplier of TiO2 manufactured via chloride technology, used in many end-market applicationsIncreased scale provides flexibility in production volumes and a competitive advantage in retaining existing customers and obtaining new businessFully integrated production facilities strategically located to serve customers across the globeSubstantial geographic breadth with robust exposure to fast-growing emerging markets   Geography  45-63-136  42-109-186  103-146-171  134-184-0  112-48-160   Nameplate Production Capacity (MT)    Venator  Chemours    16%    18%    11%    10%  Kronos    8%  Lomon Billions    8%    6%  % Global Capacity  New  1.4  28%  11%  27%  20%  14%  Source: TZMI, public filings and presentations

 20  Opportune Time to Capitalize on TiO2 Market Recovery  2  Increasingly Diversified Revenue Generation    Status Quo Tronox 2016A Revenue  Pro Forma New Tronox 2016A Revenue  45-63-136  42-109-186  103-146-171  134-184-0  112-48-160  TiO2 market has recovered since 2016 with underlying end market trends supported by global GDP growth and tight supply-demand conditions across the value chainTronox has had 5 consecutive quarterly pricing increasesMarket improvement, operational excellence program and continued cost discipline have allowed for significant Adj. EBITDA margin improvement despite pricing below 2014 levelsTronox TiO2 Adj. EBITDA margin of 30% or greater expected by 3rd quarter 2017Combination with Cristal further increases Tronox scale to be better positioned to capitalize on the global TiO2 growth  Adj. EBITDA Margin %  Pigment Net Sales Price/MT  REPRESENTS ADJ. EBITDA MARGIN PATH TO TARGET OF 30%

 21  Superior Competitive Position as Most Vertically Integrated TiO2 Producer  3  New Tronox Pro Forma Mineral Sands Production  Feedstock Balance Shifts (2018E)  (kMT, TiO2 units)  220 Long  New Tronox  Tronox  180 Short    45-63-136  42-109-186  103-146-171  134-184-0  112-48-160  Creates world’s second largest mineral sands producer, approximately 85% vertically integrated on net TiO2 basis Two highly complementary businesses with significant synergies in supply chain and operation optimizationFull utilization of mining and feedstock assets to increase margins by decreasing cost per tonEnsures low-cost position which enables strong cash flow generation and higher margins with reduced volatilityAssures feedstock supply and demand and captures feedstock margin on pigment sales in all market conditions

 Low Cost and Efficient Production Driving Superior Free Cash Flow Growth  4  45-63-136  42-109-186  103-146-171  134-184-0  112-48-160  Commitment to Efficiency  Established “Operational Excellence” program to enhances performance of TiO2 business$246 million cumulative cash from cost reductions and $240 million of cumulative cash from working capital reductions from 2015 to 2017 YTD Ahead of schedule to deliver 30% TiO2 Adj. EBITDA margins  Vertically Integrated Production  Approximately 85% vertically integrated on a net TiO2 basis Cost advantages from supplying high-grade feedstock needs internally  Proprietary Chloride Technology  Chloride technology focused on higher value-in-use applications in coatings and plasticsOver 90% of New Tronox’s nameplate production capacity utilizes the chloride process  Presence to Emerging Markets  New Tronox will have plants in key emerging markets including the Middle East (Yanbu, Saudi Arabia), Latin America (Salvador, Brazil) and China (Fuzhou)Facilities are strategically located to serve both local demand and serve international customers  22

 Long-Standing Blue Chip TiO2 Customer Relationships  5  45-63-136  42-109-186  103-146-171  134-184-0  112-48-160  23  Customers include market leaders in each of the major end-use markets for TiO2    Tronox has supplied each of its top ten TiO2 customers for over ten years    Diversified customer base of approximately 1,200 customers in over 100 countries    Tronox works closely with its customers to optimize their formulations, enabling deeper relationship and high retention rate

 24  Strong and focused management team with significant industry experience  6  45-63-136  42-109-186  103-146-171  134-184-0  112-48-160  Officer  Title  Background  Peter Johnston  Chief Executive Officer and Director  Mr. Johnson began serving as Tronox’s CEO May 15, 2017 and has served as a director since August 1, 2012He was appointed Global Head of Nickel Assets for Glencore in May 2013, and retired from Glencore in December 2015Prior to Glencore, he was Managing Director and Chief Executive Officer of Minara Resources Pty Ltd from 2001 to 2013  Jean-François Turgeon  EVP and President, Tronox Titanium Dioxide  Mr. Turgeon joined Tronox in January 2014He oversees the combined company’s mineral sands, pigment and electrolytic business operationsHe joined Tronox from the Rio Tinto Group, where he served for more than 24 years, most recently in London as managing director of its $3 billion iron and titanium division  Tim Carlson  SVP, Chief Financial Officer, and Director  Mr. Carlson joined Tronox in October 2016Prior to joining Tronox, Mr. Carlson served as the CFO of a private equity-owned businessFrom September 2007 to May 2014, he was CFO and treasurer of ATMI, Inc., a global supplier of products used in the manufacturing of microelectronics devices  John D. Romano  SVP, Chief Commercial Officer  Mr. Romano has been with Tronox and its predecessor companies since the 1990s, and in his current position since October 2014Prior to his current role, he served as SVP and President, of the company’s Pigment and Electrolytic operations  Richard Muglia  SVP, General Counsel and Corporate Secretary  Mr. Muglia joined Tronox in February 2013Prior to joining Tronox, he was a partner at Skadden, Arps, Slate, Meagher, and Flom LLP since 1994He has more than 30 years of legal experience  Willem Van Niekerk, Ph.D  SVP, Strategic Planning and Business Development  Dr. Van Niekerk has served in his current role since the integration of Tronox and Exxaro Mineral Sands in June 2012He has more than 20 years of experience in R&D, operations and business development in the mineral sands industryFrom 2006 to 2008, he co-managed the Tronox-Exxaro Tiwest joint venture in Australia  Chuck Mancini  SVP, Chief Integration and Performance Officer  Mr. Mancini joined Tronox in April 2012 and oversees the integration of Tronox’s global business across five continentsPrevious experience include COO of PICS Telecom, CFO of Current Group, CFO of One Communications, CEO of ECI Conference Services, and CEO and board member of Global Name Registry

 Financial Performance Update

 1st Half 2017 Performance  45-63-136  42-109-186  103-146-171  134-184-0  112-48-160  26  Update on Tronox and Cristal  Tronox sales increased $181 million, or 29% in H1 2017 compared to H1 2016Tronox Adj. EBITDA increased $114 million(1), or 238% in H1 2017 compared to H1 2016Cristal H1 2017 sales improved 17% to $1,017 million vs. H1 2016Cristal Adj. EBITDA increased $142 million in H1 2017 vs. H1 2016  Tronox  Cristal  (1)  Note: USD in millions. Tronox figures are for Tronox minus Alkali businessCalculated as Tronox Company Adj. EBITDA minus Alkali segment Adj. EBITDAPer company analysis to report Cristal consistent with Tronox Adj. EBITDA definition  (2)

 27  Historical Financial Performance  45-63-136  42-109-186  103-146-171  134-184-0  112-48-160  Tronox Net Sales  Cristal Net Sales  Cristal Adj. EBITDA(2)  Tronox Adj. EBITDA(1)  Note: USD in millions. Tronox figures are for Tronox minus Alkali businessCalculated as Tronox Company Adj. EBITDA minus Alkali segment Adj. EBITDAPer company analysis to report Cristal consistent with Tronox Adj. EBITDA definition

 Capital Allocation Strategy  45-63-136  42-109-186  103-146-171  134-184-0  112-48-160  28  Maintain strategic investment flexibility    Capital expenditures to support business growth and debottleneck operations    Reduce debt with target leverage ratio range of 2.0-3.0x EBITDA    Shareholder capital return through dividend or opportunistic share repurchase  

   World’s Largest and Most Highly Integrated TiO2 Producer    Highly Strategic and Synergistic Combination with Cristal    Transaction Substantially Accretive and Deleveraging Upon Closing    Higher Growth Rates, Faster-growing EBITDA, Free Cash Flow and Earnings    Expanded Global Footprint, Increased Participation in Emerging Markets  29  Summary

 Syndication Overview

 31  Sources & Uses and Pro Forma Capitalization  45-63-136  42-109-186  103-146-171  134-184-0  112-48-160     $542mm equity consideration is calculated off the share price of $14.42 as of February 20, 2017 (day prior to announcement of Cristal Acquisition)Cash and cash equivalents includes restricted cash. Figure in “As of 6/30/17” column reflects actual September 6, 2017 cash balanceExcludes $19mm of letters of credit (ex-Alkali) as of August 31, 2017Market Capitalization as of August 31, 20171H 2017 Run-rate Adj. EBITDA for Tronox Limited less Alkali1H 2017 Run-rate Adj. EBITDA for Cristal excluding AMIC  Assumptions:Step 1Close Alkali sale, refinance existing $1,434mm Term Loan B and $896mm 6.375% Senior Notes, pay down $150mm of ABL borrowings, and issue:New $2,150mm Term Loan B (with $650mm funded into a blocked account at wholly owned unrestricted subsidiary)New $450mm Senior Unsecured NotesStep 2Close Cristal Acquisition, release $650mm Term Loan B, and draw $125mm of ABL borrowings

 32  Summary of Terms & Conditions – New USD Term Loan B  45-63-136  42-109-186  103-146-171  134-184-0  112-48-160  Borrower:  Tronox Finance LLC (1)  Facility:  $2,150 million First Lien Term B Facility  Guarantors:   Tronox Limited, as Holdings and certain of its existing and future wholly owned direct and indirect subsidiaries, subject to exceptions to be agreed  Security:  1st priority perfected security interest in the Term Loan Priority Collateral (excludes ABL Priority Collateral)2nd priority perfected security interest in the ABL Priority Collateral  Maturity:  7 years  Amortization:  1.0% per annum (paid quarterly)  Optional Prepayments:  101 soft call for 6 months  Mandatory Prepayments:  In the event the Cristal acquisition agreement is terminated a mandatory prepayment to the Term Loan B in the amount of $800 million will be requiredAsset Sales – 100% prepayment requirement with step downs to 50% and 0% at 1st Lien Net Leverage Ratios of 3.00x and 2.75x, respectively50% ECF beginning with the first full FY after acquisition closing (first ECF payment due in 2019 for 2018 fiscal year), with step-downs to 25% and 0% based on First Lien Net Leverage Ratios of 3.00x and 2.75x, respectively  Incremental:  Free and clear to be the greater of $700 million and an amount equal to 100% of EBITDA for the four most recently ended fiscal quarters (plus certain amounts including voluntary prepayments and buybacks)Ratio basket:First Lien Incremental – unlimited subject to 1st lien net secured leverage of 3.50x, or where incurred in connection with an acquisition first lien net leverage is not increasedJunior Lien Incremental – unlimited subject to net secured leverage of 4.50x, or where incurred in connection with an acquisition secured net leverage is not increasedUnsecured Incremental – unlimited subject to total net leverage of 5.00x or FCCR is equal or greater than 2.00x, or where incurred in connection with an acquisition total net leverage is not increased or FCCR is not reduced  MFN:  50 bps MFN for 12 months  Financial Covenants:  None  $650 million of loan to be held in blocked account at an unrestricted subsidiary, subject to withdrawal in connection with Cristal acquisition

 33  Transaction Timeline  45-63-136  42-109-186  103-146-171  134-184-0  112-48-160  Date:   Event:  September 7th  Term Loan B Lender Presentation  September 13th   Lender Commitments Due  September 22nd   Estimated Closing and Funding

Organizational Chart



Tronox Limited Australia
Tronox Global Holdings Pty Limited Australia
Tronox Pigments Holland B.V. Netherlands
1%
Tronox UK Holdings Limited United Kingdom
Tronox Australia Pigments Holdings Pty Limited
Tronox Australia Holdings Pty Limited Australia
Tronox Finance LLC
New Term Loan B $1,500mm
Tronox Pigments Australia Holdings Pty Limited Australia
Tronox Worldwide Pty Limited Australia
Tronox Blocked Borrower LLC
Blocked Portion Term Loan B $650mm
New Senior Unsecured Notes $450mm
Tronox Finance PLC United Kingdom
Tronox Pigments Australia Pty Limited Australia
Tronox Holdings Europe C.V. Netherlands
Tronox US Holdings Inc. United States
New ABL Revolver $550mm (1)
99%
Tronox Holdings (Australia) Pty Ltd Australia
Tronox Holdings Cooperatief U.A. Netherlands
Tronox International Finance LLP United Kingdom
Tronox Australia Pty Ltd Australia
Tronox Pigments Netherlands B.V. Netherlands
Tronox International Holdings GmbH Switzerland
TiO2 Corporation Pty Ltd Australia
Tronox Incorporated United States
Tronox Sands Holdings Pty Limited Australia
Tific Pty Ltd Australia
Tronox Pigments LLC United States
Tronox LLC United States
Tronox Finance GmbH Switzerland
Tronox UK Limited United Kingdom
Yalgoo Minerals Pty. Ltd. Australia
Tronox Pigments Limited Bahamas
Tronox Mineral Sands (Pty) Ltd. South Africa
Tronox Mineral Sales Pty Ltd Australia
Tronox Western Australia Pty Ltd Australia
Tronox KZN Sands (Pty) Ltd. South Africa
Tronox Management Pty Ltd. Australia
United Kingdom
Australia
United States
Switzerland
Netherlands
Bahamas
South Africa
Colors denote country of incorporation

TRONOX

Note: excludes Tronox Pigments (Singapore) Pte Ltd., Tronox GmbH and Tronox Prigments GmbH, each excluded entities.
(1) ABL will have multiple borrowers based on location of ABL assets.

34